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                                                                 EXHIBIT 10.14

                          STANDARD FORM OF LOFT LEASE
                    THE REAL ESTATE BOARD OF NEW YORK, INC.


Agreement of Lease, made as of this 28th day of October 1998, between Lautob Realty Company, a New York limited partnership having an office c/o Gordon & Gordon, 135 Fifth Avenue, New York, New York 11010 party of the first part, hereinafter referred to as OWNER, and Scient Corporation, a California corporation having an office at 720 California Street, San Francisco, California 94108-2404


     party of the second part, hereinafter referred to as TENANT,

Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner the entire rentable portion of the 3rd floor and the 4th floor in the building known as 860 Broadway
in the Borough of Manhattan, City of New York, for the term, and at the rent set forth in Article 42,


which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment, coming due pursuant to the terms of this lease after any rent abatement period on the execution hereof (unless this lease be a renewal).

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

RENT:

     1. Tenant shall pay the rent as above and as hereinafter provided.

OCCUPANCY:

     2. Tenant shall use and occupy, demised premises for executive and general offices in connection with Tenant's business provided such use is in accordance with the certificate of occupancy for the building, if any, and for no other purpose.


ALTERATIONS:

     3. Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are nonstructural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises using contractors or mechanics first approved in each instance by Owner, which approval shall not be unreasonably withheld, conditioned or delayed. Notwithstanding anything to the contrary contained in this lease, Tenant may perform such non-structural Tenant's Work (as hereinafter defined) at the demised premises costing up to $50,000.00 in each period of 12 consecutive months during the term of this lease without submitting plans for, or obtaining, Owner's consent; provided, that such Tenant's Work (a) does not adversely affect the systems of the building, (b) does not legally require the filing of plans with any governmental agency, (c) otherwise complies with the provisions of
Article 63 and (d) shall be subject to prior notice thereof to Owner and Tenant shall submit such reasonable documents and information as shall be reasonably requested by Owner. Tenant shall, at its expense, before making any Alterations, additions, installations or improvements obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may reasonably require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days after Tenant's receipt of written notice thereof, at Tenant's expense, by payment or filing the bond required by law or otherwise. All fixtures and all paneling, partitions, railings and like installations, installed in the premises any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or prevent Tenant's removal of trade fixtures, moveable office furniture and equipment (including, without limitation, any computer installation and servers, phone systems and associated equipment), but upon removal or any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the premises by Owner, at Tenant's expense. Notwithstanding anything to the contrary contained in this lease, upon the expiration or earlier termination of the term of this lease, Tenant shall not be required to restore the demised premises to its condition prior to the performance of Tenant's Work, except if, and to the extent, such restoration is requested by Owner at the time of the performance of such Tenant's Work.

REPAIRS:

     4. Owner shall maintain and repair the exterior of and the public portions of the building, and the structural portions of the building (including, without limitation, the structural portions within the demises premises) and the building's plumbing, electrical, heating and elevator systems serving the demised premises (excluding any located within the demised premises which solely service the demised premises (such as the air-conditioning system), the foregoing to be maintained and repaired by Tenant). Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities (if the demised premises encompass the entire floor of the building) and the windows and window frames and the fixtures and appurtenances therein and at Tenant's sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, to the extent caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees, or licensees, and whether or not arising from such Tenant conduct or omission, when required by other provisions or this lease, including Article 6. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after twenty days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the expense of Tenant and the expenses thereof Incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefor. Once Tenant has commenced such repair within such period, Tenant shall diligently prosecute the same to completion. If the demised premises be or become infested with vermin, Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises and following such notice (and to the extent the same is Owner's responsibility under this lease), Owner shall remedy the condition with due diligence, but at the expense of Tenant if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or Improvements in or to any portion or the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any set off or reduction of rent by reason of any failure or Owner to comply with the covenants of this or any other article or this lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way or any action for damages for breach or contract. The provisions or this Article 4 with respect to the making of repairs shall not apply In the case or fire or other casualty with regard to which Article 9 hereof shall apply. Notwithstanding anything to the contrary contained in this lease, Tenant shall not be responsible for any damage or injury to the demised premises or the building caused by or resulting from the negligence or willful misconduct of Owner, its agents, employees or contractors.

WINDOW CLEANING:

     5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State labor law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting Jurisdiction.

REQUIREMENTS OF LAW, FIRE INSURANCE:

     6. Prior to the commencement or the lease term, if Tenant is then in possession, and at all times thereafter Tenant shall, at Tenant's sole cost and expense, promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out or Tenant's use or manner of use thereof, or, with respect to the building, if arising out of Tenant's use or manner of use of the demised premises of the building (including the use permitted under the lease). Except as provided in Article 30 hereof, nothing herein shall require Tenant to make structural repairs or alterations, unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Except for Tenant's obligations specified in this Article, Owner shall promptly comply with all other governmental laws, rules, orders, regulations, ordinances and building, fire or health codes or other similar requirements affecting the building which require structural repairs to or structural alteration of the building or the demised premises; provided, and to the extent, that a violation and enforcement of the same would prevent Tenant from using the demised premises for the purposes contemplated by this lease. Tenant shall not do or

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permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire Insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. If by reason of failure to comply with the foregoing the fire Insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" or rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, extra-heavy business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's reasonable judgement, to absorb and prevent unreasonable vibration, noise and annoyance.

SUBORDINATION:

     7. This lease is subject and subordinate to all ground or underlying, leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request.

TENANT'S LIABILITY INSURANCE PROPERTY LOSS, DAMAGE, INDEMNITY:

     8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence or willful misconduct of Owner, its agents, servants or employees; Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever (other than by Owner's arbitrary or unreasonable acts). Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid; suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or Improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under; this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any subtenant In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld or delayed.

DESTRUCTION, FIRE AND OTHER CASUALTY:

     9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth.
(b) If the demised premises are partially damaged or inaccessible or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable; provided, that if the portion of the demised premises which is not damaged cannot reasonably and economically be operated by Tenant for its business, and Tenant ceases to operate its business in the demised premises, then the fixed rent and additional rent payable hereunder shall be' fully abated until the substantial completion of the restoration of the demises premises and if either (i) such damage occurs during the last year of the term of this lease or (ii) the restoration of the building is not substantially completed within ten months following the casualty, then Tenant shall have the right to terminate this lease on thirty days' notice to Owner (which notice of termination must, in any event, be given within ten days after the event entitling Tenant to terminate this lease). This lease shall terminate at the end of such thirty days as if that date was the expiration date specified in this lease; provided, that (in the case of the failure to substantially complete the restoration) if the restoration of the building is substantially completed before such termination date, then this lease shall continue in full force and effect. (c) If the demised premises are totally damaged or rendered wholly unusable or inaccessible by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. Within sixty days after the occurrence of the fire or other casualty at the building, Owner shall deliver to Tenant a good faith estimate of the period of time which will be needed to substantially restore the building. If (1) the period of time set forth in such estimate shall exceed ten months from the occurrence of the fire or other casualty or (2) notwithstanding the time period set forth in the estimate, the restoration of the building is not substantially completed within ten months following the casualty, then Tenant shall have the right to terminate this lease on thirty days notice to Owner (which notice of termination must, in any event, be given without ten days after the event entitling Tenant to terminate to lease). This lease shall terminate at the end of such thirty days as if that date was the expiration date specified in this lease; provided, that (in the case of the failure to substantially complete the restoration) if the restoration of the building is substantially completed before such termination date, then this lease shall continue in full force and effect. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises pro damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty specifying a date for the expiration of the lease, which date shall not be: more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs end restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's Salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (c) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting From fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d) and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in Force only if both releasers' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation, Tenant acknowledges that Owner will not cony insurance on Tenant's furniture and or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same.
(f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

EMINENT DOMAIN:

     10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value or any unexpired term of said lease. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term and provided farther such claim does not reduce Owner's award.

ASSIGNMENT, MORTGAGE, ETC.:

     11. Except as otherwise set forth in this lease, Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns; expressly covenants that it shall not assign by operation of law or otherwise, mortgage or encumber this agreement, nor underlet or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Except as otherwise set forth in this lease, transfer the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance or the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part or Tenant' herein contained. The consent by Owner to an assignment or underletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing (pursuant to this lease) of Owner to any further assignment or underletting.

ELECTRIC CURRENT:

     12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, In Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service provided by a public utility company or any other third-party provider of electric service shall in no way make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

ACCESS TO PREMISES:

     13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and at other reasonable times upon one business days' prior notice to Tenant, which any be given orally, to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the premises after Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided, wherever possible, they are within walls, floors or ceilings and concealed thereby, and do not reduce the usable square footage area of the demised premises (except by a minor amount). Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Notwithstanding anything to the contrary contained in this lease, during the exercise of any right of entry into the demised premises or making of any repairs, replacements or improvements or performing any work in the demised premises under any of the provisions of this lease (including, without limitation, Article 4 of this lease), Owner shall use commercially reasonable efforts, under the existing circumstances to minimize unreasonable interference with the conduct of Tenant's business at the demised premises and use of the demised premises by Tenant; provided, that Owner shall not be obligated to employ overtime services or incur material expenses in connection therewith. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours upon one business days' prior notice to Tenant, which may be given orally, for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period; place upon

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the demised premises the usual notices "To Let" and "For Sale" which notices
Tenant shall permit to remain thereon without molestation. In an emergency or upon one business days' prior notice, which may be given orally, if Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations or Tenant hereunder be affected. Notwithstanding the foregoing, Owner shall not forcibly enter the demised premises except in the event of an actual or perceived emergency or if required by law or after a default by Tenant under this lease following any required notice and the expiration of any applicable cure period. If during the last month or the term Tenant shall have removed all or substantially all of Tenant's property therefrom. Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement or rent, or incurring liability to Tenant For any compensation and such act shall have no effect on this lease or Tenant's obligation hereunder.

VAULT, VAULT SPACE, AREA:

     14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line or the building is leased hereunder anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no reputation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any Federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement or rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

OCCUPANCY:

     15. Tenant will not at any time use or occupy the demised premises in violation or the certificate or occupancy issued For the building or which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition or the premises and Tenant agrees to accept the same subject to violations, whether or not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant shall be responsible for and shall procure and maintain such license or permit.

BANKRUPTCY:

     16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more or the Following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor which is not dismissed within 60 days after the commencement of the same, or (2) the making by Tenant or an assignment or any other arrangement For the benefit or creditors under any state statute.

     Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the. premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions or this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

          (b) It is stipulated and agreed that in the event or the termination of this lease pursuant to (a) hereof, Owner shall Forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover From Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder For the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises For the same period. In the computation of such damages the difference between any installment or rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period For which such installment was payable shall be discounted to the date or termination at the rate or Four percent (4%) per annum. If such premises or any part thereof, be relet by the Owner rot the unexpired term of said lease, or any part thereof, before presentation or proof or such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole or the premises so re-let during the term of the re-letting, Nothing herein contained shall limit or prejudice the right or the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

DEFAULT:

     17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants. For the payment of rent or additional rent; or if the demised premises becomes vacant or deserted "or if this lease be rejected under (S)235 or Title or the U.S. Code (bankruptcy code);" or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than
Tenant: or if Tenant shall make default with respect to any other lease between Owner and Tenant; or if Tenant shall have failed, after ten days written notice, to redeposit with Owner any portion or the security deposited hereunder which Owner has applied, in accordance with the terms of this lease, to the payment or any rent and additional rent due and payable hereunder then in any one or more of such events, upon Owner serving a written fifteen (15) days notice upon Tenant specifying the nature of said default and upon the expiration of said fifteen (15) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained or shall be of a nature that the same cannot be completely cured or remedied within said fifteen (15) day period, and if Tenant shall not have diligently commenced curing such default within such fifteen (15) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written ten days' notice of cancellation of this lease upon Tenant, and upon the expiration or said ten days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such ten day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

          (2) If the notice provided for in (1) hereof shall have been given; and the term shall expire as aforesaid; or if Tenant shall make default in the payment or the rent reserved herein or any item or additional rent herein mentioned or any part of either or in making any other payment herein required and such default shall continue for more than five days after the due date thereof, then and in any or such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative or Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension or this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

REMEDIES OF OWNER AND WAIVER OF REDEMPTION:

     18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent, and, additional rent, shall become due thereupon and be paid up to the time or such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise., for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term or this lease and may grant concessions or free rent or charge a higher rental than that in this lease, (c) Tenant or the legal representatives or Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any, of the rents collected on account or the subsequent lease or leases or the demised premises rot each month or the period which would otherwise have constituted the balance or the term or this lease. The failure or Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting. such as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice In any way the rights or Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary For the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, or such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant or any or the covenants or provisions hereof, Owner shall have the right or injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided For. Mention in this lease or any particular remedy, shall not preclude Owner From any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or Future laws.

FEES AND EXPENSES:

     19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the Foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorney's Fees, in instituting, prosecuting or defending any action or proceedings, or in connection with any other disputes with Tenant, and prevails in any such action or proceeding or dispute, then Tenant will reimburse Owner For such/ sums so paid or reasonable obligations incurred with interest and costs. The foregoing expenses incurred by reason or Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring or such obligations, such sums shall be recoverable by Owner as damages.

BUILDING ALTERATIONS AND MANAGEMENT:

     20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant For diminution of rental value and no liability on the part or Owner by reason or inconvenience, annoyance or injury to business arising From Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason or Owner's imposition of any controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants. In connection with this Article, Owner shall use commercially reasonable efforts, under the existing circumstances, to minimize unreasonable interference with the conduct of Tenant's business at the demised premises and use of the demised premises by Tenant; provided, that Owner shall not be obligated to employ overtime services or incur material expenses in connection therewith.

* or in connection with any other disputes with Tenants.
**or dispute

NO REPRESENTATIONS BY OWNER:

     21. Neither Owner nor Owner's agents have made any representations or premises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises or the building except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" on the date possession is tendered, subject to the terms of this lease, and acknowledges that the taking of possession ofthe demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

END OF TERM:

     22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

QUIET ENJOYMENT:

     23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 34 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

FAILURE TO GIVE POSSESSION:

     24. If Owner is unable to give possession of the demised premises on the date of the commencement or the term hereof, because or the holding-over or retention of possession of any tenant, under Tenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready For occupancy or because of the fact that a certificate of occupancy has not been procured or if Owner has not completed any work required to be performed by Owner, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any way to extend the term or this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that Owner is able to deliver possession in the condition required by this lease, If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except the obligation to pay the fixed annual rent set forth in page one of this lease. The provisions or this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-n of the New York Real Property Law.

NO WAIVER:

     25. The failure of 0wner or Tenant to seek redress for violation or, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner or payment by Tenant to Owner of rent with knowledge of the breach of any covenant or this lease shall not be deemed a waiver or such breach and no provision of this lease shall be deemed to have been waived by either Owner or Tenant unless such waiver be in writing signed by Owner or Tenant (as the case may be). No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. All checks tendered to Owner as and for the rent or the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent From anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification or the provisions of this lease. No act or thing . done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender or said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination or the lease and the delivery of keys to any such agent or employee shall not operate as a termination or the lease or a surrender of the premises.

WAIVER OF TRIAL BY JURY:

     26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal Injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession or the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for statutory mandatory counterclaims.

INABILITY TO PERFORM:

     27. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no way be affected, Impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or Is unable to make, or is delayed In making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures or other materials if Owner is prevented or delayed from doing so by reason or strike or labor troubles or any cause whatsoever beyond Owner's reasonable control including, but not limited to, governmental preemption or restrictions or by reason or any rule, order or regulation or any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

BILLS AND NOTICES:

     28. Except as otherwise in this lease provided, a bill statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building or which the demised premises form a part or at the last known residence address or business address of Tenant or left at any or the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

WATER CHARGES:

     29. Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole Judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation, thereof and throughout the duration or Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Owner may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant, as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Owner may pay such charges and collect the same from Tenant, as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. Independently of and in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth.

SPRINKLERS:

     30. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommend or require the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason or Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason due to Tenant's use of the demised premises or if any such sprinkler system installations, modifications, alterations, additional sprinkler heads or other such equipment, become necessary in the demised premises to prevent the imposition or a of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature.

ELEVATORS, HEAT, CLEANING:

     31. As long as Tenant is not in default under any the covenants or this lease beyond the applicable grace period provided in this lease for the curing of such defaults, Owner shall: (a) provide necessary passenger elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m. and have one elevator subject to call at all other times (b) provide freight elevator service only on regular business days Monday through Friday inclusive, and on those days only between the hours of 9 a.m. and 12 noon and between 1 p.m. and 5 p.m.; (c) furnish heat, cold water and other services supplied by Owner to the demised premises, when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.

(d) clean the public halls and public portions of the building which are used in common by all tenants. Tenant shall, at Tenant's expense, keep the demised premises, including the inside of the windows clean and in order, to the reasonable satisfaction of Owner, and for that purpose shall employ the person or persons, or corporation reasonably approved by Owner. Tenant shall at Tenant's expense remove Tenant's refuse and rubbish from the building. Tenant shall, independently contract for the removal of such rubbish and refuse. The removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Owner, are necessary for the proper operation of the building. Owner reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgment of Owner desirable or necessary to be made, until said repair, alterations, replacements or improvements shall have been completed; provided, that in connection with the exercise of Owner's rights specified in this sentence, Owner shall use commercially reasonable efforts, under the existing circumstances, to minimize unreasonable interference with the conduct of Tenant's business at the demised premises and use of the demised premises by Tenant; provided, further, that Owner shall not be obligated to employ overtime services or incur my material expenses in connection therewith. If the building of which the demised premises are a part supplies manually operated elevator service, Owner may proceed diligently with alterations necessary to substitute automatic control elevator service without in any way affecting the obligations of Tenant hereunder. Subject to the provision of this lease, Tenant shall have access to the building and the demised premises, 24 hours per day, seven days per week.

SECURITY:

     32. Tenant has deposited with Owner the sum of $250,000 and shall deposit an additional $250,000 upon the substantial completion of Owner's Work (as hereinafter defined) on the 4th floor of the building, as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use., apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the reletting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited, herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

CAPTIONS:

     33. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

DEFINITIONS:

     34. The term "Owner" as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) or which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of owner hereunder (except those that have accrued prior to the date of conveyance), and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so expressed or expressed in monthly installments, and "additional rent." "Additional rent" means all sums which shall be due to Owner from Tenant under this lease, in addition to the annual rental rate. The term "business days" as used in this lease, shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

ADJACENT EXCAVATION-SHORING:

     35. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made. Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

RULES AND REGULATIONS:

     36. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faith fully, and comply strictly with, the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt upon notice to Tenant. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen
(15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees. Notwithstanding the foregoing, all Rules and Regulations shall be enforced in a nondiscriminatory fashion among all tenants in the building. The lease provisions shall control and supersede any contradictory on inconsistent provisions contained in the Rules and Regulations.

GLASS:

     37. Owner shall replace, at the expense of the Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid, as additional rent.

ESTOPPEL CERTIFICATE:

     38. Tenant, at any time and from time, to time, upon at least 15 days prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

DIRECTORY BOARD LISTING:

     39. If, at the request of and as accommodation to Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of persons other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such person or persons.

SUCCESSORS AND ASSIGNS:

     40. The covenants, conditions and agreements contained in this lease shall bind and Inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

     The Rider attached to this lease is hereby made as part of this lease and contains Article 41 through 75.

IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner:            Lautob Realty Company                       [SEAL]
                              ------------------------------------------

                              By: /s/ [SIGNATURE ILLEGIBLE]^^             [L.S]
----------------------------  ------------------------------------------


Witness for Tenant:           Scient Corporation                          [SEAL]
                              ------------------------------------------

                              By: /s/ William H. Kurtz,                   [L.S]
----------------------------  ------------------------------------------
                              William H. Kurtz, Executive Vice President


______________
*at Tenant's expense
*and shall deposit an additonal $250,000 upon the substantial completion of Owner's Work (as hereinafter defined) on the 4th Floor of the building.

                               ACKNOWLEDGEMENTS

CORPORATE TENANT
STATE OF NEW YORK,  SS.:
COUNTY OF

     On this      day of      ,19  , before me personally came
to me known, who being by me duly sworn, did depose and say that he resides in
     that he is     the of    the corporation described in and which executed
the foregoing instrument, as TENANT; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

INDIVLDUAL TENANT
STATE OF NEW YORK, SS.:
COUNTY OF

     On this      day of      ,19  , before me personally came
to be known and known to me to be the individual described in and who, as TENANT, executed the foregoing instrument and acknowledged to me that he executed the same.


                            IMPORTANT - PLEASE READ

                    RULES AND REGULATIONS ATTACHED TO AND
                         MADE A PART OF THIS LEASE IN
                         ACCORDANCE WITH ARTICLE 36.

     1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

     2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage, resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

     3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors of halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the buildings by reason of noise, odors, and or vibrations, or interfere in any way, with other Tenants or those having business therein, nor shall any bicycles, vehicles, animals, fish, or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

     4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

     5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

     6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an Interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

     7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing 1ocks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

     8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease of which these Rules and Regulations are a part.

     9. No Tenant shall obtain for use upon the demised premises ice, drinking water, towel and other similar services, or accept barbering or bootblacking services in the demised premises, except from persons authorized by Owner, and at hours and under regulations fixed by Owner. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

     10. Owner reserves the right to exclude from the building all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons. Notwithstanding the foregoing, Owner shall not be required to allow Tenant or any person to enter or remain in the building, except on business days from 8:00 a.m. to 6:00 p.m. and on Saturdays from 8:00 a.m. to 1:00 p.m. Tenant shall not have a claim against Owner by reason of Owner excluding from the building any person who does not present such pass.

     11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a loft building, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

     12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, or explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

     13. Tenant shall not use the demised premises in a manner which disturbs or interferes with other Tenants in the beneficial use of their premises.

Address   860 Broadway
          New York, New York
Premises  3rd and 4th Floors
================================================================================

                             Lautob Realty Company

                                      TO

                              Scient Corporation

================================================================================

                               STANDARD FORM OF
                                     LOFT
               [LOGO]                LEASE                [LOGO]


                    The Real Estate Board of New York, Inc.
                   (C) Copyright 1994. All rights Reserved.
                Reproduction in whole or in part prohibited.

================================================================================

Dated October 28, 1998

Rent Per Year  See lease

Rent Per Month  See lease

Term
From      See lease
To

Drawn by.........................
Checked by.......................
Entered by........................
Approved by......................

================================================================================

                        Index To Rider To Agreement of
                      Lease Dated As of October 28, 1998,
                        Between Lautob Realty Company,
                     Owner, and Scient Corporation, Tenant


Article And Title                                                    Page
-----------------                                                    ----
41. Conflicts......................................................   1
42. Term; Fixed Rent; As Is; Owner's Work; Construction Allowance..   1
43. Real Estate Taxes..............................................   3
44. Electric Energy................................................   4
45. Additional Rent; Default Notices...............................   6
46. Survival.......................................................   6
47. Certain Restrictions...........................................   6
48. Insurance......................................................   7
49. Sale of Stock, Partnership Interests or Other Interests........   7
50. Security Deposit...............................................   7
51. Arrears........................................................   8
52. Broker.........................................................   8
53. No Owner Liability.............................................   8
54. Interpretation.................................................   8
55. Owner's Consent; Arbitration...................................   8
56. Interest.......................................................   9
57. Execution of Lease.............................................   9
58. Managing Agent.................................................   9
59. Security Interests.............................................   9
60. Air-Conditioning...............................................   9
61. Rent Control...................................................   9
62. Holding Over...................................................   9
63. Tenant's Work..................................................   9
64. Americans With Disabilities Act (the "ADA");
        Local Law No. 5 of 1973, as amended (the "Law")............  11
65. Confidentiality................................................  11
66. Assignment and Subletting......................................  11
67. Letter of Credit for Security Deposit..........................  14
68. Nondisturbance Agreement.......................................  14
69. Access.........................................................  15
70. Signs..........................................................  15
71. Zoning.........................................................  15
72. No Residential Use.............................................  15
73. Locks..........................................................  15
74. Financing......................................................  15
75. Right of First Offer...........................................  15

           Rider To Agreement of Lease Dated as of October 28, 1998,
                     Between Lautob Realty Company, Owner,
                        and Scient Corporation. Tenant
           ---------------------------------------------------------


          41.  Conflicts. In the event of any conflict between any of the
               ---------
provisions of this Rider and any of: the provisions, printed or typewritten, of the printed portion of this lease, the provisions of this Rider shall control.

          42.  Term: Fixed Rent; As Is: Owner's Work: Construction Allowance.
               -------------------------------------------------------------
(a) The term of this lease (unless it shall sooner expire or terminate) shall commence on the date of this lease and shall end on the last day of the month in which occurs the 10th anniversary of the 4th Floor Rent Commencement Date (as defined below).

               (b) The annual fixed rent under this lease (subject to increase as provided in this lease) shall be (i) $350,000 per annum for the 3rd floor of the demised premises from the date of this lease through the last day of the month in which occurs the 1st anniversary of the date of this lease and (ii) $350,000 per annum for the 4th floor of the demised premises from the date of this lease through the last day of the month in which occurs the 1st anniversary of the date of substantial completion of Owner's Work (as defined below) (subject to the provisions of clause (c) of this Article). Commencing the first day of the month (the "First Escalation Date") immediately following the month in which occurs the 1st anniversary of the date of this lease, and on each anniversary of the First Escalation Date thereafter, the annual fixed rent for the 3rd floor of the demised premises shall Increase by an amount equal to 3 percent of the annual fixed rent for such space in effect for the immediately preceding 12-month period (which increase shall be added to the fixed rent for the 3rd floor of the demised premises in effect for the immediately preceding 12-month period to form the fixed rent for such space for the next 12 months, until the next increase). Commencing on the first date of the month (the "Second Escalation Date") immediately following the month in which occurs the 1st anniversary of the date of substantial completion of Owner's Work, and on each anniversary of the Second Escalation Date thereafter, the annual fixed rant for the 4th floor of the demised premises shall Increase by an amount equal to 3 percent of the annual fixed rent for such space in effect for the immediately preceding 12-month period (which increase shall be added to the fixed rent for the 4th floor of the demised premises in effect for the immediately preceding 12-month period to form the fixed rent for such space for the next 12 months, until the next increase). In addition to all other payments of fixed rent and additional rent, and all other increases expressly set forth under this lease, the annual fixed rent shall be Increased by $25,000 on October 1, 2003. The fixed rent under this lease shall be appropriately prorated if the period for which the same is payable is not a full calendar month.

               (c) Notwithstanding any provision of this lease to the contrary, provided Tenant is not in default under this lease following any required notice and the expiration of any applicable cure period, the annual fixed rent for the 3rd floor (in the amount of $350,000 per annum) shall commence 90 days following the date of this lease and the fixed rent for the 4th floor (in the amount of $350,000 per annum) shall abate and not commence until the date (the "4th Floor Rent Commencement Date") which is the later of (i) August 1, 1999 or 90 days following the date of the substantial completion of Owner's Work. The period of free or reduced fixed rent set forth in this Article is provided to Tenant in consideration of Tenant's compliance with the provisions of this lease. If, therefore, Tenant shall at any time be in default under this lease following any required notice and the expiration of any applicable grace period, Tenant shall pay to Owner, within 10 days following Owner's demand (which demand shall specify such default), the full amount of the fixed rent which would have been paid by Tenant to Owner during the period of free or reduced fixed rent had Tenant been required to commence the payment of the full fixed rent on the date the term of this lease commenced,

               (d) Notwithstanding any provision of this lease to the contrary, Tenant shall accept possession of the demised premises "AS IS" on the date the term of this lease shall commence (except that Owner shall deliver the 3rd floor to Tenant in a broom swept condition) and Owner shall have no obligation to furnish, render or supply any work, labor, services, equipment, materials, decorations, furniture or fixtures to make the demised premises ready or suitable for Tenant's use or occupancy, except that Owner shall, at its expense, in a building standard manner, using building standard materials, as soon as practicable following the date the current occupant of the 4th floor vacates the entire 4th floor, perform the following work with respect to the 4th floor ("Owner's Work"): (i) furnish and Install new air conditioning unit(s) substantially similar to the unit(s) on the 3rd floor (but the distribution system within the 4th floor shall be furnished and installed by Tenant at Tenant's expense, subject to and in accordance with this lease); (ii) construct one men's and one women's bathroom complying with the ADA (as defined below) substantially similar to the bathrooms on the 3rd floor; (iii) sand and refinish the hardwood floors on the 4th floor; (iv) paint all walls and other painted surfaces of the 4th floor remaining after demolition by Owner and (v) render the 4th floor In a broom swept condition. Upon the substantial completion of Owner's Work, Owner Shall assign to Tenant all assignable warranties of Owner with respect to the new air conditioning units installed on the 4th floor by Owner.

               (e) If the substantial completion of Owner's Work shall be delayed due to any act or omission of Tenant or any of its employees, agents or contractors (i) Owner's Work shall be deemed substantially complete on the date Owner's Work would have been substantially complete but for such act or omission and (ii) Tenant shall reimburse Owner for any and all expenses, losses, costs, and damages suffered by Owner as the result of such delay. If the date of the substantial completion of Owner's Work shall not occur, through no fault of Tenant or any of Tenant's employees, agents or contractors, on or prior to January 1, 2000, then Tenant may, by notice to Owner given on or prior to February 1, 2000 (time being of the essence), elect to terminate this lease (1) as to the entire demised premises or (2) as to the 4th floor of the demised premises. This lease shall so terminate 30 days after such notice as if that date was the expiration date specified in this lease with respect to the affected space; provided, that if the date of the substantial completion of Owner's Work occurs before such termination date, then this lease shall continue in full force and effect. If Tenant shall have elected to exercise the option specified in clause (2) above, after such termination, the demised premises shall exclude the 4th floor of the demised premises and fixed rent and additional rent under this lease shall be appropriately adjusted.

               (f) Each portion of the demised premises shall be conclusively presumed to be in satisfactory condition on the date Tenant takes possession of such portion except for latent defects and except for other defects of which Tenant gives Owner notice within 30 days after such possession specifying with reasonable particularity the respects in which the demised premises were not in satisfactory condition on such commencement date.

               (g) Owner's Work shall be deemed substantially completed at such time as the 4th floor can be used by Tenant for Tenant's business notwithstanding the fact that (i) any work to be done by Tenant is not completed (including, without limitation, the installation of telephones), (ii) decorating and touching-up of painting are not completed and (iii) minor or insubstantial details of construction or mechanical adjustment remain to be performed. Owner shall diligently prosecute to completion any of the foregoing which constitutes Owner's Work. Owner shall give Tenant not less than 5 business days' prior notice of the date which Owner reasonably believes is the date of the substantial completion of Owner's Work. Tenant may dispute the date of substantial completion of Owner's Work in a notice to Owner given within 5 business days after the foregoing notice from Owner (time being of the essence). Tenant's notice shall reasonably describe the mason that Tenant disputes such date. For a period of 15 days following such Tenant's notice, Owner and Tenant shall, in good faith, attempt to mutually resolve such dispute. If the same is not so mutually resolved within such 15-day period (time being of the essence), either Owner or Tenant may submit the dispute to arbitration under Article 55 of this lease. Pending the resolution of the dispute under this Article, the date which Owner specifies as the date of substantial completion of Owner's Work shall control. When the dispute is resolved under this Article, equitable adjustments shall be made under this lease and (1) overpayments, if any, made by Tenant to Owner of fixed rent and additional rent shall be applied by Owner to the next installments of fixed rent and additional rent due under this lease and
(2) underpayments, if any, of fixed rent and additional rent shall be paid by Tenant to Owner within 5 days after notice from Owner.

               (h) Upon the occurrence of the 4th Floor Rent Commencement Date, Owner and Tenant shall confirm in a writing satisfactory to Owner the 4th Floor Rent Commencement Date and the expiration date of the term (but any delay in confirming, or failure to confirm, same shall not delay those dates).

               (i) Provided Tenant is not then in default under this lease following any required notice and the expiration of any applicable cure period, Owner shall provide a construction allowance (the "Construction Allowance") of up to $250,000 with respect to the 3rd floor and up to $250,000 with respect to the 4th floor for all costs incurred by Tenant for any permanent leasehold improvements to the floor of the demised premises In question (the "Reimbursable Costs") (which shall exclude, without limitation, the cost of architects, designers; engineers, attorneys, accountants, permits, moving, telephone and computer equipment, Tenant's trade fixtures, and Tenant's furniture and other personal property); provided, that such leasehold improvements are performed in accordance with this lease with respect to Tenant's initial preparation of the applicable floor for Tenant's initial occupancy thereof (such leasehold improvements being called "Initial Improvements"). The Construction Allowance shall be advanced to pay for the Reimbursable Costs upon the conditions specified below, and as the construction progresses.

                   (i) Not fewer than 10 days before the date of such advance, Owner shall have received a certificate of Tenant and its general contractor stating (1) the amount of such advance being requested and whether that advance is for the 3rd floor or the 4th floor of the demised premises, (2) the Period (as hereinafter defined) covered by such certificate, (3) the Reimbursable Costs for the Initial Improvements Incurred during the applicable Period insofar as actually incorporated into the demised premises, (4) that the amount of such advance either has been paid by Tenant or is justly due to such general contractor for the labor and materials described in such certificate supplied during the applicable Period in connection with the Initial Improvements insofar as actually incorporated therein, (5) that no portion of the Reimbursable Costs described in any previous or then pending requisition by Tenant has been or is being made the basis for such advance and (6) that the work theretofore performed at the demised premises has been done in accordance with this lease;

                   (ii) at the time of the delivery of the certificate referred to in Article 42(i)(i), Tenant shall deliver to Owner (1) final and unconditional full or partial lien releases (as appropriate) for the Reimbursable Costs which were the basis for the Immediately preceding advance of the Construction Allowance and (2) reasonable evidence of Tenant's payment of the costs and expenses in connection with the Initial Improvements accrued to the date of such certificate (except to the extent such costs and expenses are advanced by Owner under this lease);

                   (iii) Owner shall not be obligated to advance any portion of the Construction Allowance if (1) such advance is in connection with any item not yet incorporated into the demised premises or (2) there exists any default under this lease by Tenant following any required notice and the expiration of any applicable cure period;

                   (iv) each such advance shall be made (1) on a business day at the office of Owner specified above (or at any other office in New York, New York specified by Owner), (2) by the issuance of a check by Owner payable to the order of Tenant and (3) not more frequently than once in each calendar month;

                   (v) Subject to Article 42(j), Owner shall not be obligated to disburse an amount equal to 10% of each advance of the Construction Allowance (the sum of all amounts not so disbursed by Owner being collectively called, the "Retainage");

                   (vi) notwithstanding anything to the contrary contained in this lease, Owner may (but shall not be obligated to), from time to time (whether or not Owner shall be obligated to make an advance of the Construction Allowance), pay directly out of the Construction Allowance any costs and expenses in connection with the Initial Improvements, and the amount so paid shall be deemed to be an advance of the Construction Allowance; provided that Owner shall only pay such amount (1) to contractors, materialmen and/or suppliers Involved with the Initial Improvements and (2) to the extent Owner reasonably believes the same is due to such contractors, materialmen and/or suppliers.

                   (vii) at the time of the final advance of the Construction Allowance (excluding the Retainage), Tenant shall deliver to Owner evidence reasonably acceptable to Owner that Tenant has obtained waivers of all mechanics' and materialmen's liens in connection with the Initial Improvements;

                   (viii) each such advance shall be used solely (1) to pay for the costs and expenses of unaffiliated third parties in connection with the Initial Improvements or (2) to reimburse Tenant for amounts paid by Tenant on account of the same; and

                   (ix) Owner shall not be obligated to advance under this lease more than (1) $250,000 with respect to the Initial Improvements for the 3rd floor of the demised premises and (2) $250,000 with respect to the Initial Improvements for the 4th floor of the demised premises.

               For the purpose of this Article, the term "Period" shall mean, with respect to any advance of the Construction Allowance, the period covered by any certificate of Tenant received by Owner pursuant to Article 42(i)(i); provided, that not more than one Period shall be covered by any such certificate.

               (j) The Retainage shall be advanced to Tenant when Owner determines (in the exercise of its reasonable judgment) that construction of the Initial Improvements has been fully completed In accordance with this lease and the relevant contracts and that the contractors and materialmen are entitled to the same under their respective contracts. At the time of the advance of the Retainage, Tenant shrill deliver to Owner final and unconditional lien releases In connection with the Initial Improvements.

          43.  Real Estate Taxes. (a) For the purpose of this Article:
               ------------------

                   (i) The term "Taxes" shall mean (1) the real estate taxes, vault charges, assessments and special assessments imposed on the building and/or the land on which the building is erected (excluding business improvement district charges); provided, that if any real estate taxes, vault charges, assessments or special assessments are challenged by Owner, an appropriate adjustment shall be made to the amount of Taxes when the same is finally determined and (2) any expenses Incurred by Owner in contesting the same. If at any time during the term of this lease the methods of taxation prevailing on the date hereof shall be altered so that in lieu of, or as an addition to, or as a substitute for, the whole or any part of such real estate taxes, vault charges, assessments and special assessments now Imposed on real estate, there shall be levied, assessed and imposed (x) a tax, assessment, levy, imposition, license fee or charge wholly or partially as a capital levy or otherwise on the rents received therefrom, or (y) any other additional or substitute tax, assessment, levy, imposition, fee or charge, then all such taxes, assessments, levies, impositions, fees or charges shall be deemed to be included within the term "Taxes" for the purposes hereof.

                   (ii) The term "Base Tax Year" shall mean the Tax Year ending June 30, 1999 with respect to the 3rd floor and June 30, 2000 with respect to the 4th floor.

                   (iii) The term "Base Tax" shall mean the Taxes for the Base Tax Year.

                   (iv) The term "BID Charges" shall mean business Improvement district charges imposed on the building and/or the land on which the building Is erected, and any expenses incurred by Owner in contesting the same.

                   (v) The term "Tax Year" shall mean each successive New York City real estate fiscal year, commencing on July 1st and expiring on the next occurring June 30th. If the present use of July 1st through June 30th as the New York City real estate fiscal year shall change, then such changed fiscal year shall be the Tax Year under this lease.

                   (vi) The term "Tenant's Share" shall mean 16.67 percent with respect to the 3rd floor and 16.67 percent with respect to the 4th floor.

               (b) (i)    If the Taxes for any Tax Year shall exceed the Base
Tax, Tenant shall pay for such Tax Year an amount ("Tax Payment") equal to Tenant's Share of such excess, and (ii) Tenant shall pay for each Tax Year an amount ("BID Payment") equal to Tenant's Share of the BID Charges for that Tax Year. If a Tax Year ends after the expiration or termination of the term of this lease, the Tax Payment and BID Charges therefor shall be prorated to correspond to that portion of such Tax Year occurring within the term of this lease. If the real estate fiscal tax year of the City of New York shall be changed during the term of this lease, any Taxes or BID Charges for a real estate fiscal tax Year, a part of which is included within a particular Tax Year and a part of which is not so included, shall be apportioned on the basis of the number of days in the real estate fiscal tax year included in the particular Tax Year for the purpose of making the computations under this Article.

               (c) The Tax Payment and BID Payment shall be payable by Tenant within 30 days after receipt of a demand from Owner (which demand shall not be given more that 60 days prior to the date payment of the same is due by Owner), which demand shall be accompanied by (i) Owner's computation of the Tax Payment and BID Payment and (ii) a copy of the relevant tax bills and bills for the Bid Charges. Notwithstanding the foregoing, at Owner's option, to be exercised at any time during the term of this lease upon notice to Tenant, Tenant shall pay on the first day of each month, on account of the Tax Payment or the BID Payment for the next Tax Year, an amount equal to one-twelfth of the Tax Payment or the BID Payment for the preceding Tax Year. If the aggregate payments on account of the Tax Payment or the BID Payment in any Tax Year shall exceed the Tax Payment or the BID Payment actually payable for that Tax Year, the excess shall, at Owner's option, either be credited against subsequent payments payable by Tenant, if any, under this Article or promptly refunded to Tenant; and if the Tax Payment or the BID Payment for any Tax Year actually payable shall exceed the aggregate payments on account of the Tax Payment or the BID Payment, the excess shall be promptly paid by Tenant within 10 days after receipt of a demand from Owner, which demand shall be accompanied by Owner's computation of the amount due and set forth the Tax Payment and the BID Payment actually payable for that Tax Year and the amounts paid by Tenant on account of the same for that Tax Year.

               (d) If the Base Tax is reduced as a result of an appropriate proceeding or otherwise, Owner shall adjust the amount of each Tax Payment previously made, and Tenant shall pay the amount of the adjustment on the next rent installment date Immediately following receipt of a demand therefor from Owner seeing forth the amount of the adjustment. If in any Tax Year the building or the land is entitled to any abatement of or exemption from Taxes or BID Charges (or any assessment or rate which comprises Taxes or BID Payment), such abatement or exemption shall be taken into account In determining Tenant's Tax Payment or BID Payment for that Tax Year.

               (e) If Owner shall receive a refund of the Taxes or the BID Charges for any Tax Year, Owner shall pay to Tenant Tenant's Share of the net refund (after deducting from such total refund the costs and expenses of obtaining same which have not previously been Included in Taxes or BID Charges under this lease); but (i) such payment to Tenant shall not exceed Tenant's Tax Payment or BID Payment actually paid for such Tax Year and (ii) if Tenant is then in default in the payment of any fixed rent or additional rent, Owner shall first apply that refund to the defaulted payments, if any.

          44.  Electric Energy. (a) Notwithstanding any provision of this lease
               ----------------
to the contrary, Owner shall have no obligation to supply to Tenant or the demised premises any electric energy. Tenant shall, at Tenant's expense, make all arrangements for electric energy to be furnished to the demised premises, including, without limitation, the furnishing, Installing and maintaining of all meters and other components of the electric energy system within or servicing the demised premises. Owner shall not be liable to Tenant in damages or otherwise for any failure of Tenant to make arrangements for or to obtain any electric energy. Tenant shall not be released or excused from the performance of any of its obligations under this lease for any such failure or for any interruption or curtailment of any electric energy, and no such failure, interruption or curtailment shall constitute a constructive or partial eviction. Tenant shall not overload any electric energy facility. Notwithstanding anything to the contrary contained in this lease, except as provided in Article 44(e), without the prior consent of Owner, Tenant shall not make any Improvements, alterations or additions to the electrical system of the building.

               (b) Tenant shall pay directly to the company, companies or governmental units supplying electric energy to Tenant promptly as and when due, all charges for electric energy used by Tenant or in connection with the demised premises.

               (c) Notwithstanding any provision of this lease to the contrary, Tenant shall, at Tenant's expense, maintain and promptly make all repairs, ordinary and extraordinary, to all components of the electric energy system within or servicing the demised premises, including, without limitation, all meters.

               (d) Owner shall not be liable or responsible for any loss, damage, or expense that Tenant may sustain or incur by reason of any change of the company or companies supplying electric energy to the building (and to the demised premises), including, without limitation, in connection with the failure, interference or disruption in the supply of the electric energy furnished to the demised premises, and no such change, failure, defect, Interference or disruption shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent or additional rent, or relieve Tenant from any of its obligations Under this lease. In the event that Tenant wishes to utilize the services of an alternative electricity service provider (the "ASP") rather than the public utility that is servicing the building, no such ASP shall be permitted to provide service to Tenant or to Install its lines or other equipment within the building without obtaining the prior consent of Owner, which shall not be unreasonably withheld or delayed. Unless all of the following conditions are satisfied, it shall be reasonable for Owner to refuse such consent:

                   (i) Owner shall incur no expense whatsoever with respect to any aspect of the ASP's provision of its services, Including, without limitation, the cost of Installation, service and materials;

                   (ii) Prior to commencement of any work in or about the demised premises or the building by the ASP, the ASP shall supply Owner with verification that, in Owner's reasonable judgment, the ASP is (1) properly insured and (2) financially capable of paying any uninsured damage;

                   (iii) Prior to the commencement of any work in or about the building by the ASP, the ASP shall agree in writing to abide by such rules and regulations as reasonably determined by Owner;

                   (iv) Owner reasonably determines that there is sufficient space in the building for the placement of all of the ASP's equipment and materials, Including, without limitation, in the electricity risers;

                   (v)    The ASP is licensed and reputable;

                   (vi) The ASP agrees, in a license agreement proposed by Owner, to compensate Owner the reasonable amount determined by Owner for (1) space used in the building for the storage and maintenance of the ASP's equipment (the "ASP's Space") and (2) all costs that may be incurred by Owner in arranging for access by the ASP's personnel, security for the ASP's equipment and any other costs as Owner may incur in connection therewith;

                   (vii) The ASP agrees that Owner shall have the right to inspect the ASP's performance of any work on or about the building, including, without limitation, any installations or repairs; and

                   (viii) The ASP agrees that Owner shall have the right to enter the ASP's Space at any time in the event of an emergency and, otherwise, at all reasonable times and upon reasonable notice.

Owner's consent under this Article shall not be deemed any kind of warranty or representation by Owner, including, without limitation, as to the suitability or competence of the ASP. Tenant acknowledges that all electricity services desired by Tenant shall be ordered and utilized at the sole expense of Tenant. Tenant shall indemnify and hold harmless Owner for all losses, claims, demands, expenses and judgments against Owner caused by or arising out of, either directly or indirectly, any acts or omissions by the ASP. Notwithstanding Tenant's rights to use an ASP, Owner shall have the right at any time and from time to time to require Tenant to contract for electricity service with a different ASP or ASPs; provided, that the use of the same shall lower Tenant's electricity costs.

               (e) Owner represents and warrants to Tenant that the existing risers serving the demised premises are designed to supply (i) not less than 7 wafts demand load of electricity per rentable square foot (exclusive of HVAC) and (ii) not less than 6 watts demand load of electricity per rentable square foot for HVAC use. If, in Tenant's reasonable judgment, Tenant's reasonable electrical requirements are in excess of the foregoing and necessitate reasonable installations of additional electrical risers or other equipment, Tenant shall notify Owner of this fact, and Owner shall, within a reasonable period of time after such notice, make such reasonable installations. Tenant shall pay Owner the costs for the same within 10 days after rendition of a bill to Tenant therefor. Tenant shall, at the request of Owner, provide to Owner such reasonable assurances as Owner shall request with respect to Tenant's ability to pay such costs.

          45.  Additional Rent; Default Notices. Notwithstanding any provision
               --------------------------------
of this lease to the contrary, (a) all sums of money, other than the fixed rent, as shall become due from and payable by Tenant to Owner under this lease shall be deemed to be additional rent, and (b) if Owner is prohibited by any law, order, rule or regulation issued or promulgated by any governmental authority having jurisdiction over same from sending to Tenant any notice of default required to be sent pursuant to this lease, then (i) Tenant shall be deemed in default under this lease on the date a default first occurs and (ii) as long as the prohibition is in effect, Owner shall not be required to send any notice of default under this lease for any reason, including, without limitation, to enable Owner to draw on any security under this lease or to exercise any other rights or remedies in connection with a default.

          46.  Survival. Any obligation of Owner or Tenant which by its nature
               --------
or under the circumstances can only be, or by the provisions of this lease may be, performed after the expiration or earlier termination of this lease, and any liability for a payment which shall have accrued to or with respect to any period ending at the time of such expiration or termination, unless expressly otherwise provided in this lease, shall survive the expiration or earlier termination of this lease. No delay by Owner in rendering any bill or statement shall be deemed a waiver or release of Tenant's obligation to make the payment reflected on that bill or statement.

          47.  Certain Restrictions. In addition to any other restrictions set
               --------------------
forth in this lease, and notwithstanding anything to the contrary contained in this lease, Tenant shall not (a) use any other area within or adjacent to the building for the sale or display of any merchandise, for solicitations or demonstrations or for any other business, occupation, undertaking or activity,
(b) store any trash or garbage in any area other than inside the demised premises (and Tenant shall, at Tenant's sole cost and expense, attend to the daily disposal of trash), (c) suffer, permit or commit any waste or any nuisance or other act or thing in the demised premises which may unreasonably disturb any other tenant or occupant in the building or permit any activity within or from the demised premises which, in Owner's sole judgment, is obscene, pornographic or lewd, (d) permit music or any other sounds in the demised premises to be heard outside of the demised premises, (e) use or permit or suffer the use of any machines or equipment in the demised premises which cause vibration or noise that may be transmitted to or heard outside of the demised premises, (f) permit odors or fumes beyond the demised premises, (g) to the extent possible, permit its customers or delivery men to loiter immediately outside the demised premises or the building, (h) except with Owner's prior consent or as otherwise expressly permitted in this lease, place or install, or permit or suffer to be placed or installed, or maintain, any sign upon or outside the demised premises or the building, nor shall Tenant place or maintain on the glass of any window or door of the demised premises, or inside the demised premises, any sign, decoration, lettering, advertising matter, display (which can be seen from outside the demised premises), shade or blind or other thing of any kind, (i) park trucks or other delivery vehicles in other than authorized loading and unloading zones (but then only for loading or unloading) so as to interfere with the use of any driveways, walks or entrances, (j) place or install, or permit or suffer to be placed, installed or maintained, any awning, canopy, banner, flag, pennant, aerial, antenna or the like upon or outside the demised premises or the building, (k) use any portion of the demised premises for the conduct of any public auction, gathering, meeting or exhibition (except to the extent any gathering, meeting or exhibition is typically conducted by companies involved in computer related consulting), the rendering of any health or related services, the conduct of a school, the conduct of any business or any use which results in the presence of the general public in the demised premises, or in any other manner which, in Owner's reasonable opinion, creates excessive traffic or use of the building services, or (l) cause or permit, as the result of any intentional or unintentional act or omission on the part of Tenant, its agents, employees, tenants, subtenants or other occupants of the demised premises to release Hazardous Substances (as defined in this Article) in or from any portion of the demised premises in violation of any Environmental Laws. Tenant shall indemnify, defend and hold harmless Owner, and its successors, assigns, and each of their partners, employees, agents, officers and directors from and against any claims, demands, penalties, fines, liabilities, settlements, damages, losses, costs or expenses of whatever kind or nature, known or unknown, contingent or otherwise, including, without limitation, reasonable attorneys' and consultants' fees and disbursements and investigation and laboratory fees arising out of, or in any way related to: (i) the presence, disposal, release or threat of release of any Hazardous Substance as a result of any act or omission of Tenant, its agents, employees, tenants, subtenants, invitees or other occupants of the demised premises, in or from or affecting the demised premises; (ii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any such Hazardous Substance; (iii) any lawsuit brought or threatened, settlement reached or government order relating to such Hazardous Substance; and (iv) any violations of laws, orders, regulations, requirements or demands or governmental authorities by Tenant. "Hazardous Substance" shall mean "solid waste" or "hazardous waste", "hazardous material", "hazardous substance", and "petroleum product" as defined in the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Material Transportation Act, the Federal Water Pollution Control Act and the Superfund Amendments and Reauthorization Act of 1986, any laws relating to underground storage tanks, and any similar or successor federal law, state law or local statutes and ordinances and any rules, regulations and policies promulgated thereunder, as any of such federal, state and local statutes, ordinances and regulations may be amended from time to time (collectively, "Environmental Laws").

          48.  Insurance. (a) Tenant, at its expense, shall maintain at all
               ---------
times during the term of this lease and at all times when Tenant is in possession (and cause its subtenants or any other person or entity occupying any portion of the demised premises by, through or under Tenant) at all times during the term of this Lease and at all times when Tenant (or such other person or entity) is in possession of the demised premises (i) commercial general liability insurance in respect of the demised premises and the conduct or operation of Tenant's business therein, with Owner, Owner's managing agent for the building and the mortgagee(s) of the building, if any, as additional named insureds, with a combined single limit (annually and per occurrence) of not less than $3,000,000 and (ii) insurance (without deductible, unless Owner reasonably consents to the same) covering all of Tenant's property, including, without limitation, Tenant's furniture; fixtures, machinery, equipment and other personal property and any property of third parties located in the demised premises ("Tenant's Property") against all risks and perils for physical loss and damage, including, without limitation, coverage for business interruption, in an amount equal to 100 percent of the full replacement value of Tenant's Property (as increased from time to time), the policy for which shall, if obtainable (and subject to the payment of any additional premium by Owner as provided in Article 9), contain a clause providing that the release or waiver referred to in Article 9 shall not invalidate the insurance.

               (b) Tenant shall deliver to Owner such policies or certificates of such policies (in form reasonably acceptable to Owner) prior to the commencement of the term of this lease (and with respect to any insurance required by Owner pursuant to Article 3, prior to the commencement of any alteration). Tenant shall procure and pay for renewals of such insurance from time to time before the expiration thereof, and Tenant shall deliver to Owner and any additional named insureds such renewal policy or certificate at least 30 thirty (30) days before the expiration of any existing policy. All such policies (and all insurance required by Owner pursuant to Article 3) shall name as additional named insureds Owner, Owner's managing agent for the building, the mortgagee(s) of the building and any other persons or entities designated by Owner (provided, that the naming of such other persons or entities shall not require material expenditure of Tenant), shall be issued by companies reasonably satisfactory to Owner and all such policies shall contain a provision whereby the same cannot be canceled or modified unless Owner and any additional named insureds are given at least 30 thirty (30) days' prior written notice of such cancellation or modification, including, without limitation, any cancellation resulting from the non-payment of premiums. Owner shall have the right at any time and from time to time, but not more frequently than once every two years, to require Tenant to increase the amount of the insurance maintained by Tenant under this Article, as reasonably determined by Owner, provided that such amount shall not exceed the amount which is comparable to the amount then generally required of tenants in similar space in similar buildings in the general vicinity of the building.

               (c) Owner, at its expense (except as otherwise provided in this lease), shall maintain insurance covering the building against loss or damage by fire and such other risks as Owner shall determine, in such amounts, with such companies and with such deductibles as Owner shall determine. The policy shall, if obtainable (and subject to the payment of any additional premium by Tenant as provided in Article 9), contain a clause providing that the release or waiver referred to in Article 9 shall not invalidate the insurance.

               (d) Any reference in this lease to Tenant's contractors shall include, without limitation, all contractors, subcontractors, materialmen and others performing any work in the demised premises for Tenant (other than Tenant's employees), whether retained directly by Tenant or by any contractor.

          49.  Sale of Stock, Partnership Interests or Other Interests. Subject
               -------------------------------------------------------
to Article 66(i), if at any time the original Tenant named herein or the then Tenant shall be a corporation (whose shares are not traded on a recognized United States stock exchange), partnership or other entity, any transfer of voting stock, partnership interest or other interest resulting in the person or persons who shall have owned a majority of such corporation's shares of voting stock, general partners' interest or other voting interest, as the case may be, immediately before such transfer, ceasing to own a majority of same (unless such person or persons have and continue to retain the ability to control Tenant and to direct the management of the day-to-day affairs of Tenant), except as the result of transfers by inheritance, shall be deemed to be an assignment of this lease as to which Owner's consent shall be required. The issuance of capital stock of Tenant to the public on a nationally recognized stock exchange or over-the-counter market shall not violate this Article.

          50.  Security Deposit. If Owner shall use, apply or retain the whole
               ----------------
or any part of the security deposit described in Article 32 (as reduced pursuant to Article 67(e)) in accordance with the terms of this lease, Tenant shall upon demand immediately deposit with Owner (in immediately available funds or, if the security deposit is then in the form of a letter of credit, by replacement of the letter of credit with a letter of credit complying with this lease or an amendment to the existing letter of credit) a sum equal to the amount so used, applied or retained, as security as aforesaid. In addition to any other right or remedy of Owner, if Tenant shall default under this lease twice in any 12-month period Owner may, by notice to Tenant, increase the security deposit by 10%. Tenant shall pay such additional security deposit to Owner (in immediately available funds or, if the security deposit is then in the form of a letter of credit, by replacement of the letter of credit with a letter of credit complying with this lease or an amendment to the existing letter of credit) within 10 days after demand therefor.

          51.  Arrears. If Tenant is in arrears in the payment of rent or
               -------
additional rent, Tenant waives Tenant's right, if any, to designate the items against which any payments made by Tenant are to be credited, and Tenant agrees that Owner may apply any payments made by Tenant to any items Owner sees fit, irrespective of and notwithstanding any designation or request by Tenant as to the items against which any such payments shall be credited; provided, that such payments are then due by Tenant.

          52.  Broker. Tenant represents to Owner that, to the best of its
               ------
knowledge, no broker other than Insigna/Edward S. Gordon Co., Inc. (the "Broker") was instrumental in consummating this lease and that Tenant had no conversations or negotiations with any broker, other than the Broker, concerning the leasing of the demised premises. Owner represents to Tenant that Owner had no conversations or negotiations with any broker, other than the Broker, concerning the leasing of the demised premises to Tenant. Tenant agrees to indemnify, defend and hold harmless Owner against and from any claims for any brokerage commissions or other compensation arising out of any conversations or negotiations had by Tenant with any broker other than the Broker concerning this lease, and all costs, expenses and liabilities in connection therewith or in connection with a breach of the foregoing representation by Tenant, including, without limitation, reasonable attorneys' fees and expenses. Owner agrees to indemnify, defend and hold harmless Tenant against and from any claims for any brokerage commissions or other compensation arising out of any conversation or negotiation had by Owner with any broker concerning this lease, and all costs, expenses and liabilities in connection therewith or in connection with a breach of the foregoing representation by Owner, including, without limitation, reasonable attorneys' fees and expenses. Owner shall pay any commission due the Broker pursuant to a separate agreement between Owner and the Broker.

          53.  No Owner Liability. Owner, its partners and principals, disclosed
               ------------------
or undisclosed, shall have no personal liability under this lease. Tenant shall look only to Owner's interest in the land and the building (or the proceeds thereof) for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Owner in the event of any default by Owner hereunder, and no other property or assets of Owner or its partners or principals, disclosed or undisclosed, shall be subject to lien, levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder or Tenant's use or occupancy of the demised premises. If Tenant shall acquire a lien on such other property or assets by judgment or otherwise, Tenant shall promptly release such lien by executing and delivering to Owner any instrument, prepared by Owner, required for such lien to be released.

          54.  Interpretation. Irrespective of the place of execution or
               --------------
performance, this lease shall be governed by and construed in accordance with the law of the State of New York. If any provision of this lease or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this lease and the application of that provision to other persons or circumstances shall not be affected but rather shall be enforced to the extent permitted by law. This lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this lease to be drafted. Each covenant, agreement, obligation or other provision of this lease on Tenant's part to be performed, shall be deemed and construed as a separate and independent covenant of Tenant, not dependent on any other provision of this lease. All terms and words used in this lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. If Tenant consists of two or more business entities, the obligations and liabilities of Tenant shall be joint and several.

          55.  Owner's Consent; Arbitration. If Tenant shall request Owner's
               ----------------------------
approval or consent and Owner shall fail or refuse to give such consent or approval, Tenant shall not be entitled to any damages for any withholding or delay of such approval or consent by Owner, it being intended that Tenant's sole remedy shall be an action for injunction or specific performance and that such remedy shall be available only in those cases where Owner shall have expressly agreed in writing not to unreasonably withhold its consent or approval or where as a matter of law Owner may not unreasonably withhold its consent or approval. If a dispute shall arise under Article 42(g) or (a) Tenant shall request Owner's consent or approval in connection with an assignment of this lease or a sublet of the demised premises, and Owner has expressly agreed not to unreasonably withhold Owner's consent or approval, (b) Owner denies its consent or approval and (c) within 10 days following Owner's denial of consent or approval Tenant shall give notice to Owner that Owner's denial was unreasonable (which notice shall set forth the respects in which such denial was unreasonable), then either party may apply to the New York office of the American Arbitration Association to appoint an individual to determine (as the case may be) the dispute under article 42(g) or whether Owner unreasonably withheld its consent or approval. The individual must be a person who has experience in commercial real estate in New York, New York for at least the past 15 years (and, in case of the dispute under Article 42(g), shall have at least 15 years of experience with commercial construction). The application shall request that such decision be made within 30 days (in case of arbitration with respect to an assignment or subletting, 15 days). If the American Arbitration Association or the appointed individual fails or refuses to act within the required time period, either party may apply to the President of the Real Estate Board of New York, Inc. for such determination. To the extent the same are relevant to the decision of such individual, the provisions of this lease shall apply. If such individual determines that either
(i) Owner's determination of the date of substantial completion of Owner's Work was incorrect or (ii) Owner unreasonably denied its consent or approval (in which case Owner shall be deemed to have given its consent or approval), then Owner shall not be liable or responsible for, and such individual shall not award, any costs, expenses, damages or losses whatsoever in connection with or arising out of the foregoing. The determination of such individual shall be binding and conclusive on Owner and Tenant. All fees, cost and expenses of the foregoing shall be paid by the parties equally, but each party shall be responsible for its own attorney's and witness fees.

          56.  Interest. In addition to any other remedies Owner may have under
               --------
this lease, Tenant shall pay to Owner interest at the lower of (a) highest rate permitted by law or (b) 4% per annum above the prime commercial lending rate from time to time announced by The Chase Manhattan Bank in New York, New York on any rent or additional rent paid more than ten days after the same is due, which interest shall be paid for the period commencing on the date such rent or additional rent was first due and ending on the date the same is paid.

          57.  Execution of Lease. Notwithstanding any provision of this lease,
               ------------------
or any law or rule, to the contrary, or the execution of this lease by Tenant, this lease shall not bind Owner or Tenant, nor shall Owner or Tenant be permitted the benefits of this lease, unless and until one or more counterparts of this lease are executed by Owner and Tenant and delivered to Owner and Tenant.

          58.  Managing Agent. Any bill, statement, notice or communication
               --------------
given by Owner to Tenant in accordance with Article 28 may be signed and delivered by the managing agent of the building with the same force and effect as if signed and delivered by Owner. Until Owner shall give notice to Tenant of a change, the managing agent of the building shall be Insignia/Edward S. Gordon Co., Inc.

          59.  Security Interests. Tenant shall not grant or create, or permit
               ------------------
to be created, any security interest in or lien upon any fixtures, installed or placed in the demised premises by Tenant or Owner.

          60.  Air Conditioning. Notwithstanding any provision of this lease to
               ----------------
the contrary, except as provided in Article 42, Owner shall have no obligation to furnish to Tenant or the demised premises any air conditioning. Any air-conditioning unit and equipment located in the demised premises on the date the term of this lease shall commence or furnished and installed by Owner pursuant to Article 42 may be utilized by Tenant; provided that Owner shall have no obligation with respect thereto and that Tenant shall accept the same in its "AS IS" condition. Tenant shall, at its sole cost and expense (a) maintain and promptly make all repairs, structural or otherwise, ordinary and extraordinary, to all components of the air-conditioning system within the demised premises,
(b) maintain, and prior to the commencement of the term deliver to Owner, a full service contract covering the air conditioning system located at the demised premises with a company reasonably acceptable to Owner and (c) pay all permit fees and other costs associated with any air-conditioning units in the demised premises. Tenant shall not be released or excused from the performance of any of its obligations under this lease for any failure or for interruption or curtailment of any air conditioning, for any reason whatsoever, and no such failure, interruption or curtailment shall constitute a constructive or partial eviction.

          61.  Rent Control. If the fixed rent or any additional rent shall be
               ------------
or become uncollectible by virtue of any law, governmental order or regulation, or direction of any public officer or body pursuant to law, Tenant shall enter into such agreement or agreements and take such other action as Owner may request, as may be legally permissible, to permit Owner to collect the maximum fixed rent and additional rent which may from time to time during the continuance of such rent restriction be legally permissible, but not in excess of the amounts of fixed rent and additional rent payable under this lease. Upon the termination of such rent restriction prior to the expiration of the term of this lease (a) the fixed rent and additional rent, after such termination, shall become payable under this lease in the amount of the fixed rent and additional rent set forth in this lease and (b) Tenant shall pay to Owner, if legally permissible, an amount equal to (i) the fixed rent and additional rent which would have been paid pursuant to this lease, but for such rent restriction, less
(ii) the fixed rent and additional rent paid by Tenant to Owner during the period that such rent restriction was in effect.

          62.  Holding Over. If the demised premises are not surrendered and
               ------------
vacated as and at the time required by this lease (time being of the essence), Tenant shall be liable to Owner for (a) all losses, costs, liabilities and damages which Owner may incur by reason thereof, including, without limitation, reasonable attorneys' fees, and Tenant shall indemnify, defend and hold harmless Owner against all claims made by any succeeding tenants against Owner or otherwise arising out of or resulting from the failure of Tenant timely to surrender and vacate the demised premises in accordance with the provisions of this lease, and (b) per diem use and occupancy in respect of the demised premises equal to two times the fixed rent and additional rent payable under this lease for the last year of the term of this lease (which amount Owner and Tenant presently agree is the minimum to which Owner would be entitled, is presently contemplated by them as being fair and reasonable under such circumstances and is not a penalty). In no event, however, shall this Article be construed as permitting Tenant to hold over in possession of the demised premises after the expiration or termination of the term of this lease.

          63.  Tenant's Work. (a) Subject to the provisions of this Article,
               -------------
Article 3, all other provisions of this lease, and the rules and regulations of the building now or hereafter in effect, Owner's consent to the performance by Tenant of work ("Tenant's Work") consisting of nonstructural alterations to the demised premises in accordance with Tenant's Plans (as defined below) shall not be unreasonably withheld or delayed, provided that (i) Tenant is not then in default under this lease, (ii) Tenant's Work is not structural, (iii) the outside appearance of the building shall not be affected, (iv) Tenant's Work shall not affect any structural part of the building, (v) no part of the building outside of the demised premises shall be affected, (vi) the mechanical, electrical, plumbing and other service and utility systems of the building shall not be affected, and
(vii) Tenant's Work shall comply with the applicable provisions of this lease and law. Any Tenant's Work which is required to be performed by Tenant pursuant to any provision of this lease which is structural or which affects any mechanical, electrical, plumbing or other service or utility system of the building shall be performed in accordance with this Article and all other applicable provisions of this lease, or may, at Owner's option, be performed by Owner at Tenant's expense (in which event, Tenant shall pay Owner in installments, in advances, as the work progresses).

               (b) Prior to the commencement of any Tenant's Work requiring Owner's' approval, Tenant shall submit to Owner for its approval two sets of complete plans, drawings and specifications, suitable for filing ("Tenant's Plans"), including, without limitation, all mechanical, electrical, air conditioning and other utility systems and facilities, for such Tenant's Work, prepared by an architect and/or engineer duly licensed in the State of New York. Within 15 days following Owner's receipt of Tenant's Plans, Owner shall review or cause the same to be reviewed and shall thereupon return to Tenant one set of Tenant's Plans with Owner's approval (which shall not be unreasonably withheld or delayed) or disapproval noted thereon, and if same shall be disapproved in any respect Owner shall state the reasons for such disapproval. If Owner shall not approve Tenant's Plans Tenant shall, within five days of receipt thereof, cause its architect or engineer to make such changes to Tenant's Plans as Owner shall require and shall thereupon resubmit the same to Owner for its approval. To the extent required pursuant to any mortgage affecting the building, Tenant's Plans shall also be subject to the prior approval of the holder of such mortgage. Following the approval of Tenant's Plans, the same shall be final and shall not be changed by Tenant without the prior approval of Owner, which shall not unreasonably be withheld or delayed (and such mortgagee, if required), except as may be required by law. Tenant shall give prior notice to Owner of any changes required by law and shall furnish Owner (and such mortgagee, if required) with copies of all such required changes in Tenant's Plans. Owner's approval of Tenant's Plans or of any revisions shall not constitute an opinion or agreement by Owner that the same are structurally sufficient or the Tenant's Plans are in compliance with law, nor shall such approval impose any present or future liability on Owner or waive any of Owners' rights under this lease. Owner's approval of Tenant's Plans shall be conditioned upon Tenant employing licensed persons and firms (where required by law) and labor for the performance of Tenant's Work so as not to cause any jurisdictional or other labor disputes in the building. In any event, all contractors Tenant proposes to employ shall be bondable and shall be subject to Owner's prior approval, which will not be unreasonably withheld or delayed. Such approval shall be requested by Tenant prior to the commencement of any Tenant's Work. Notwithstanding the foregoing, Tenant or the general contractor to be employed by Tenant to perform Tenant's Work shall employ a subcontractor as shall be approved by Owner to perform the electrical work (and all future electrical work), and the contract to be entered into between Tenant and the approved general contractor shall so provide.

               (c) Promptly following Owner's approval of Tenant's Plans (if required), and, in any event, with respect to the performance of any Tenant's Work, Tenant shall secure or cause to be secured, at Tenant's expense, all necessary approvals of Tenant's Plans from all governmental authorities having jurisdiction and all permits and licenses necessary to perform Tenant's Work. Prior to the commencement of any Tenant's Work, Tenant shall furnish Owner with copies of Tenant's Plans as approved by such governmental authorities and copies of such permits and licenses; provided, however, that the filing of any applications with any governmental authorities for such approval or for any permits or licenses required to perform Tenant's Work shall be done (if the same may be performed for a reasonable fee) by Rethy Associates, Inc. or another person or entity reasonably designated by Owner. Prior to such filing, Tenant shall submit copies of such applications to Owner for its approval, which shall not unreasonably be withheld or delayed.

               (d) Upon Tenant having secured the approvals from Owner (if the same requires Owner's approval) and from governmental authorities as required under this Article, Tenant shall promptly (i) enter into a construction contract in form and substance approved by Owner, which approval shall not be unreasonably withheld or delayed, and shall otherwise comply with the terms of this lease, with a general contractor and/or construction manager approved by Owner pursuant to this lease and (ii) furnish Owner with a copy of such executed Contract.

               (e) Following compliance by Tenant with its obligations under the foregoing provisions of this Article, Tenant shall promptly commence or cause to be commenced Tenant's Work and shall complete or cause the same to be completed with reasonable diligence, in a first-class, workmanlike manner in accordance with the approved Tenant's Plans (if applicable), all necessary licenses and permits, this lease, all applicable laws, ordinances and regulations of all governmental and insurance authorities and all applicable requirements of the Board of Fire Underwriters. All of Tenant's Work shall be performed in a manner so as to cause no inconvenience or disturbance to other tenants or contractors in the building. Any heavy demolition work, core drilling or other slab penetrations to be performed by Tenant as part of Tenant's Work shall be performed on business days before 8:00 A.M. or after 6:00 P.M. Tenant shall cause all construction work to be performed in a reasonable manner and shall comply with the Rules and Regulations for the building (including, without limitation, the payment of charges for services).

               (f) Tenant's Work shall not include any structural changes to the demised premises or to the building or impair the structural soundness thereof, and all of Tenant's Work shall be performed within the demised premises. Tenant's Work shall in no event interfere with or impair the use of other portions of the building or its services, including, without limitation, the plumbing, heating, ventilating, air conditioning and electrical systems, by Owner or other occupants of the building.

               (g) Tenant shall pay its contractors, laborers, subcontractors, materialmen and suppliers in accordance with their respective agreements with Tenant, shall not cause or suffer any liens, mortgages, chattel liens, or other title retention or security agreements to be placed on the demised premises, any improvements therein or the building. Nothing contained in this Article or elsewhere in this lease shall be construed in any way as constituting any consent or authorization to Tenant to subject the land or the building or any part of the land or the building or any improvements or other personal property therein or the interest or estate of Owner or of the lessor under any underlying lease to any lien or charge in respect of Tenant's Work. All contracts or agreements made by Tenant with any third party for the furnishing of any labor or materials in connection with Tenant's Work (or any other work or alterations by Tenant) shall expressly provide that the contractor or materialman shall look solely to Tenant for the payment of any labor or materials furnished to the demised premises pursuant to such contract or agreement and that neither Owner nor the lessor under any underlying lease shall have any responsibility or liability for the payment thereof.

               (h) Promptly following the completion of Tenant's Work, Tenant shall obtain and submit to Owner copies of all final governmental and fire underwriters' approvals or certificates evidencing the completion thereof in compliance with all governmental and fire underwriters' requirements.

               (i) Upon the completion of Tenant's Work and the approval thereof by Tenant's architect and, if required by Owner for Tenant's Work requiring Owner's consent, Owner's architect, Tenant shall deliver to Owner the general contractor's affidavit to the effect that (i) all work and materials have been completed and/or installed in accordance with Tenant's Plans (if applicable), or any such changes thereto which Owner may have previously approved, and (ii) all laborers, materialmen and subcontractors employed by the general contractor have been paid in full except for any payments to be made from Owner's payment set forth in Article 42, which affidavit shall be accompanied by lien releases from all such parties and/or such other data establishing payment or satisfaction of all other obligations in respect of Tenant's Work.

               (j) Nothing contained in this Article shall limit the provisions of Article 3 or any other provisions of this lease, except as specifically set forth in this Article. The provisions of this Article are in addition to the provisions contained in Article 3 and elsewhere in this lease.

          64.  Americans With Disabilities Act (the "ADA"); Local Law No. 5 of
               ---------------------------------------------------------------
1973, as amended (the "Law"). All of Owner's Work shall be performed, at Owner's
----------------------------
expense, in compliance with the ADA and the Law. Tenant shall, subject to all of the provisions of this lease, comply with all aspects of the ADA and the Law, as now or hereafter constituted, with respect to the demised premises, whether or not such compliance is required as the result of Tenant's business, Tenant's work, Tenant's use or manner of use of the demised premises or the building (including the use permitted under this lease), or Tenant's method of operation or whether or not such compliance requires structural changes to the demised premises. If Tenant's business, Tenant's work, Tenant's use or manner of use or Tenant's method of operation requires changes to any portion of the building (exclusive of the demised premises) in order to comply with the ADA or the Law, either (i) Tenant shall discontinue the same within 30 days after notice from Owner, or (ii) after the expiration of such 30-day period, if Tenant shall not have discontinued the same, Owner shall have the option of either terminating this lease (in which event this lease shall end on the 30th day following Owner's notice of termination and Tenant shall vacate the demised premises on such date, without further liability or obligation of Owner or Tenant, beyond that date) or performing those changes at Tenant's expense (in which event, Tenant shall pay Owner for the expense of the changes, plus 15% of the expense, in installments, in advance, as the work is performed).

          65.  Confidentiality. Tenant shall hold in confidence and shall not
               ---------------
disclose to third parties, and shall cause its officers, directors, employees, representatives, brokers, attorneys and advisers to hold in confidence and not disclose to third parties, this lease and its terms, as hereby or hereafter amended, and any information relating to Owner or the building, if any, provided by Owner to Tenant in connection with this lease, as hereby or hereafter amended (collectively, the "Information"), except to the extent any information (a) must be disclosed by order of any court or regulatory agency, or by law (b) is publicly known or becomes publicly known other than through the acts of Tenant, or any of its officers, directors, employees, representatives, brokers, attorneys or advisers, or (c) must be disclosed by Tenant in connection with any financing or sale, any subletting of the demised premises, or any assignment of this lease, as hereby or hereafter amended, by Tenant.

          66.  Assignment and Subletting. (a) Notwithstanding the provisions of
               -------------------------
Article 11, if Tenant shall at any time during the term of this lease desire to assign this lease or sublet all of the demised premises or any portion thereof, Tenant shall give notice thereof to Owner, which notice shall be accompanied by
(i) a conformed or photostatic copy of the proposed assignment or sublease, the effective or commencement date of which shall be at least 30 days after the giving of such notice, (ii) a statement setting forth in reasonable detail the identity of the proposed assignee or subtenant, the nature of its business and its proposed use of the demised premises, and (iii) current financial information with respect to the proposed assignee or subtenant, including, without limitation, its most recent financial report. In case of an assignment of this lease or a sublet of all of the demised premises or all of any one floor of the same for all or substantially all of the balance of the term of this lease, such notice shall be deemed an offer from Tenant to Owner whereby Owner may, at its option, terminate this lease (or, in case of a subletting, terminate this lease as to the portion of the demised premises which Tenant is proposing to sublet). Said option may be exercised by Owner by notice to Tenant at any time within 30 days after such notice has been given by Tenant to Owner, and during such 30-day period Tenant shall not assign this lease or sublet such Space to any person.

               (b) If Owner exercises its option to terminate this lease, this lease (as to the portion of the demised premises which Tenant proposes to assign on sublet) shall end and expire on the date that such assignment or sublet was to be effective or commence, as the case may be, Tenant shall vacate the affected portion of the demised premises on or before such date, and the fixed rent and additional rent shall be paid and apportioned to such date and thereafter the fixed rent and additional rent shall be equitably apportioned based upon the demised premises remaining.

               (c) If Owner does not exercise its option pursuant to paragraph
(a) of this Article, provided Tenant is not then in default under this lease following any required notice and the expiration of any applicable cure period, Owner's consent to the proposed assignment or sublease shall not be unreasonably withheld or delayed, provided and upon condition that:

                   (i) Tenant shall have complied with the provisions of paragraph (a) of this Article;

                   (ii) In Owner's reasonable judgment the proposed assignee or subtenant is reputable and engaged in a business and the demised premises will be used in a manner which is in keeping with the then standards of the building;

                   (iii) The proposed assignee or subtenant is not any of the following: an employment or travel agency (or offices therefor); government or quasi-government agency or department thereof or owned in whole or in part by a government or quasi-government agency or department thereof (or offices therefor); foreign airline; charity, not-for-profit organization or other organization dependent in whole or in part on charitable contributions (or offices therefor); or any person or entity who shall create, in Owner's reasonable opinion, any traffic or use of the building services amounting to a material increase above the then current traffic or use of building services;

                   (iv) The proposed assignee or subtenant is not then an occupant of any part of the building;

                   (v) The proposed assignee or subtenant is not a person with whom Owner is then negotiating (or with whom Owner has within the prior six-month period negotiated) a lease for comparable space with a comparable term in the building;

                   (vi) The form of the proposed sublease or assignment shall be in form reasonably satisfactory to Owner and shall comply with the applicable provisions of this Article;

                   (vii) The rental and other terms and conditions of the sublease are the same as those contained in the proposed sublease furnished to Owner pursuant to paragraph (a) of this Article;

                   (viii) Tenant shall reimburse Owner on demand for any reasonable costs that may be incurred by Owner in connection with said assignment or sublease, including, without limitation, legal costs incurred in connection with the granting of any requested consent;

                   (ix) Tenant shall not have (1) advertised or publicized in any way (excluding a listing with a broker) the availability of the demised premises without prior notice to and reasonable approval by Owner, nor shall any advertisement state the name (as distinguished from the address) of the building or the proposed rental, or (2) listed the demised premises for subletting, whether through a broker, agent, representative, or otherwise at a rental rate less than the greater of (x) the fixed rent and additional rent then payable hereunder for such space, or (y) the fixed rent and additional rent at which Owner is then offering to lease other space in the building; and

                   (x) in case of a proposed subletting of a portion of any one floor of the demised premises, Owner shall have approved (which approval shall not be unreasonably withheld or delayed) of any work to be performed by Tenant to physically separate the sublet premises from the balance of the demised premises.

               (d) Each subletting pursuant to this Article shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this lease. Notwithstanding any such subletting or assignment and/or acceptance of rent or additional rent by Owner from any subtenant or assignee, Tenant shall and will remain fully liable for (and any assignee shall assume the obligation for) the payment of the fixed rent and additional rent due and to become due hereunder and for the performance of all the covenants, agreements, terms, provisions and conditions contained in this lease on the part of Tenant to be performed and all acts and omissions of any licensee, subtenant, assignee or anyone claiming under or through any subtenant or assignee which shall be in violation of any of the obligations of this lease, and any such violation shall be deemed to be a violation by Tenant. Tenant further agrees that notwithstanding any such subletting Or assignment, no other and further subletting of the demised premises or assignment by Tenant or any person claiming through or under Tenant shall or will be made except upon compliance with and subject to the provisions of this Article. If Owner shall decline to give its consent to any proposed assignment or sublease, or if Owner shall exercise its option under paragraph (a) of this Article, Tenant shall indemnify, defend and hold harmless Owner against and from any and all loss, liability, damages, costs and expenses (including reasonable counsel fees) resulting from any claims that may be made against Owner by the proposed assignee or subtenant or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease.

               (e) If (i) Owner fails to exercise its option under paragraph (a) of this Article and consents to a proposed assignment or sublease, and (ii) Tenant fails to execute and deliver the assignment or sublease to which Owner consented within 45 days after the giving of such consent, then Tenant shall again comply with all of the provisions and conditions of paragraph (a) of this Article before assigning this lease or subletting all of the demised premises.

               (f) With respect to each and every sublease or subletting, it is further agreed:

                   (i) No subletting shall be for a term ending later than one day prior to the expiration date of this lease.

                   (ii) No sublease shall be valid, and no subtenant shall take possession of the demised premises or any part thereof, until an executed counterpart of such sublease has been delivered to Owner.

                   (iii) Each sublease shall provide that it is subject and subordinate to this lease and to the matters to which this lease is or shall be subordinate, and that in the event of termination, re-entry or dispossess by Owner under this lease Owner may, at its option, take over all of the right, title and interest of Tenant, as sublessor, under such sublease, and such subtenant shall, at Owner's option, attorn to Owner pursuant to the then executory provisions of such sublease, except that Owner shall not (1) be liable for any previous act or omission of Tenant under such sublease, (2) be subject to any offset, not expressly provided in such sublease, which theretofore accrued to such subtenant against Tenant, or (3) be bound by any previous modification of such sublease or by any previous prepayment of more than one month's rent.

               (g) If Owner shall give its consent to any assignment of this lease or to any sublease, Tenant shall in consideration therefor, pay to Owner, as additional rent:

                   (i) in the case of an assignment, an amount equal to 50% of all sums and other consideration paid to Tenant by the assignee for or by reason of such assignment (less all reasonable and customary expenses of Tenant incurred solely in connection with such assignment); and

                   (ii) in the case of a sublease, 50% of any rents, additional charges or other consideration payable under the sublease to Tenant by the subtenant which is in excess of the fixed rent and additional rent accruing during the term of the sublease (less all reasonable and customary expenses of Tenant incurred solely in connection with such sublease). The sums payable under this paragraph shall be paid to Owner as and when paid by the subtenant to Tenant.

               (h) The use of the demised premises by third parties with whom Tenant does business shall not be deemed a sublet of the demised premises and shall not require Owner's consent; provided, that (i) such third-parties only use immaterial portions of the demised premises and (ii) such use, in Owner's reasonable opinion, does not create any traffic amounting to a material increase above the then current traffic. Such third-party occupants shall be subject to the terms and provisions of this lease.

               (i) Notwithstanding anything contained in Articles 11, 49 or 66 or any other provision of this lease to the contrary (but subject to compliance with the first sentence of Article 66(a), and provided that Tenant is not then in default under this lease following any required notice and the expiration of any applicable cure period), Tenant may, without Owner's consent and without any right of Owner to recapture the demised promises or any portion thereof, assign this lease or sublet all or any portion of the demised premises to any Affiliate (as hereinafter defined) of Tenant or any successor to Tenant by merger, consolidation or other business combination or a person to whom all or substantially all of Tenant's assets and businesses are transferred (such a successor or person being called a "Successor"); provided, that (i) in case of an assignment to an Affiliate of Tenant or a Successor, the assignee has a net worth equal to or greater than $20,000,000 (as reasonably demonstrated to Owner) and (ii) the condition specified in Article 66(c)(ii) has been fulfilled. Owner shall not be entitled to any portion of any profits received by Tenant for an assignment or sublet to an Affiliate or a Successor. For purposes of this Article, the term "Affiliate" of Tenant shall mean any corporation or other entity which, directly or indirectly, controls or is controlled by or is under common control with Tenant.

               (j) The consent of Owner specified in this Article shall be subject to the applicable provisions of Article 55.

          67.  Letter of Credit for Security Deposit. (a) In lieu of a cash
               -------------------------------------
security deposit required pursuant to Article 32, Tenant may deposit with Owner a clean, unconditional and irrevocable letter of credit issued by a bank that is a member of the federal reserve system having an office in the City of New York at which drawings of the letter of credit will be honored and otherwise acceptable to Owner, in the required amount, containing the terms and otherwise in the form of Exhibit A attached to this lease, which letter of credit shall be
               ---------
held and drawn by Owner in accordance with Article 32, Article 50 and this Article.

               (b) If the bank issuing the letter of credit (or any confirmation of the letter of credit) shall notify Owner that the term of the letter of credit (or any confirmation of the letter of credit) shall not be renewed, or if the letter of credit (or any confirmation of the letter of credit) shall, at any time during the term of the lease, have a term of less than 30 days, then if at least 30 days prior to the applicable expiration date of the letter of credit or the confirmation of the letter of credit (as the case may be) (or any replacement thereof, as the case may be), Tenant shall not (i) replace the letter of credit with a new letter of credit issued in accordance with this Article and Exhibit A attached to this lease (having an initial expiration date
            ---------
at least one year from the date of the new letter of credit or (ii) replace the letter of credit with a security deposit of immediately available funds, or if Tenant shall otherwise default under this lease, Owner shall have the right to immediately draw the full amount of the letter of credit (to be held and used in accordance with this lease). If Tenant fails to comply with this paragraph and the letter of credit (or any confirmation of the letter of credit) shall expire prior to Owner's drawing the full amount thereof, then, Tenant shall be deemed in default under this lease and Owner shall have all of its rights and remedies, including, without limitation, the right to terminate this lease in accordance with the provisions of this lease.

               (c) If, for any reason whatsoever other than Owner's failure to comply with the requirements of the letter of credit, the bank issuing the letter of credit (or any confirmation of the letter of credit) shall fail or refuse to honor any draft, then unless Tenant shall within five days following notice by Owner to Tenant of such failure or refusal either (i) pay to Owner a sum equal to the letter of credit or (ii) replace the letter of credit with a new letter of credit issued in accordance with this Article and Exhibit A
                                                                ---------
attached to this lease (having an initial expiration date at least one year from the date of the new letter of credit), Tenant shall be deemed in default under this lease and Owner shall have all of its rights and remedies, including, without limitation, the right to terminate this lease in accordance with the provisions of this lease.

               (d) If Owner or any subsequent owner shall convey its interest, Tenant shall, at the request of the transferor or transferee, replace or amend the letter of credit, within 10 days following such request, so that the transferee is named as the beneficiary. If such replacement or amendment is not received within said 10-day period, Tenant shall be deemed in default under this lease and, in addition to any other rights or remedies of Owner, the transferor or transferee may draw on the letter of credit and hold the proceeds as security under this lease. Any transfer fee or charge imposed by the issuing bank shall be reimbursed to Owner (or paid, at Owner's option) by Tenant within 10 days following Owner's request.

               (e) Provided Tenant has not been in default under this lease following any required notice and the expiration of any applicable cure period the security deposit shall be reduced (by replacement of the letter of credit with a letter of credit complying with this Article or an amendment to the existing letter of credit) (i) by $50,000 on the 2nd, 3rd and 4th anniversaries of the 4th Floor Rent Commencement Date; provided, that in no event shall the security deposit be less than the amount provided in the other clauses of this
Article 67(e), and the same shall be subject to any increase required pursuant to Article 50, (ii) to an amount equal to $175,000 on the 5th anniversary of the 4th Floor Rent Commencement Date (subject to increases in the security deposit as specified in Article 50) and (iii) to an amount equal to $175,000 on the date Tenant issues capital stock to the public and such stock is publicly traded on a nationally recognized stock exchange or over-the-counter market (subject to increases in the security deposit as specified in Article 50). Notwithstanding anything to the contrary contained in this lease, in no event shall the security deposit under this lease be less than $175,000. Owner shall promptly sign any authorization or confirmation reasonably required by the bank which issued the letter of credit or, if applicable, any correspondent New York bank for such issuing bank in order to reduce the balance of the letter of credit to reflect the reduction of the security deposit as set forth above, subject to the terms of this paragraph (e), and Owner shall reasonably cooperate with Tenant in effecting such a reduction in the balance of the letter of credit.

          68.  Nondisturbance Agreement; Owner represents to Tenant that there
               -------------------------
is no mortgage or ground lease affecting the building on the date of this lease. Owner shall obtain and deliver to Tenant a nondisturbance agreement in favor of Tenant from any future mortgagee or ground landlord. Owner's default under this Article shall not affect Tenant's obligations under this lease; provided, that Tenant shall be able to pursue a damage action against Owner on account of such default. Owner represents and warrants to Tenant that Owner is a general partnership and Edward S. Gordon is a general partner of Owner.

          69.  Access. Subject to the provisions of this lease, Tenant shall
               ------
have access to the building and the demised premises, 24 hours per day, seven days per week.

          70.  Signs. Subject to and in accordance with this lease, all the
               -----
rules and regulations, any Landmarks Commission requirements, and Owner's reasonable approval as to location, size, configuration, color and all other aspects of same, Tenant shall have the right (if permitted by law and the Landmarks Commission), to install one tasteful identification sign in the lobby of the building and one tasteful identification sign on the exterior of the building.

          71.  Zoning. Owner does not represent, warrant or guarantee that
               ------
Tenant's use or occupation of the demised premises or the nature of the business to be conducted by Tenant at the demised premises is either lawful or permissible under any applicable zoning ordinance for the district in which the building is located.

          72.  No Residential Use. Tenant shall not install any residential
               ------------------
fixtures or appliances in the demised premises or arrange or appear to arrange the demised premises for living. Tenant represents and warrants to Owner that under no circumstances will it use or permit the use of the demised premises or any portion thereof for residential purposes, or otherwise in violation of
Article 2 of this lease. No animal of any kind or nature whatsoever shall be kept or harbored in the demised premises.

          73.  Locks. Tenant shall at all times supply Owner with a key to all
               -----
locks providing entrance to the demised premises or any part thereof. If Tenant changes any locks, Owner shall promptly be given a set of keys for the new lock. Notwithstanding the foregoing, Tenant shall not be permitted to install any new lock without the prior reasonable consent of Owner.

          74.  Financing. If, in connection with obtaining financing for the
               ---------
land and/or the building, a lender shall request reasonable modifications to this lease as a condition to such financing, Tenant shall consent to such modifications; provided, that such modifications do not materially increase the obligations of Tenant under this lease or materially and adversely affect the leasehold interest of Tenant created by this lease; provided, further, that Tenant shall not be obligated to Incur material out-of-pocket expenses in connection with such modifications (unless Owner agrees to pay the same).

          75.  Right of First Offer. Provided that Tenant shall not then be in
               --------------------
default under this lease, if Owner shall desire to lease any portion of the space (the "Affected Space") on the 2nd floor of the building for non-retail uses during the first 8 years of the term of this lease, Owner shall notify Tenant of the same. Such notice shall be accompanied by (a) a sketch of the Affected Space and (b) the terms and conditions under which Owner would be willing to lease the Affected Space (the financial aspects of such terms and conditions shall be comparable to those of similarly situated premises in similar situations). Tenant shall have the right, within 15 days after such notice from Owner (time being of the essence) to lease such Affected Space upon the terms and conditions offered in such notice from Owner. If (i) Tenant elects not to so lease such Affected Space or does not respond within such 15-day period (time being of the essence) or (ii) an amendment to this lease on reasonable terms (incorporating the terms and conditions referred to above) delivered to Tenant by Owner within 5 days of Owner's receipt of Tenant's acceptance to effectuate such leasing is not executed and delivered by Tenant within 20 days following the end of such 15-day period, Owner may (at any time thereafter) negotiate and execute and deliver a lease covering the Affected Space on any terms and conditions. Tenant shall be offered the Affected Space only once pursuant to this Article. Notwithstanding anything to the contrary contained in this lease, Owner may lease any portion of the 2nd floor free of the provisions of this Article (even after an offer has been made to Tenant under this Article) to a tenant for retail use.

                                   EXHIBIT A
                                   ---------

                               LETTER OF CREDIT
                               ----------------

                                                                           ,19__
                                                     Letter of Credit No. ______

To:            Lautob Realty Company
               860 Broadway
               New York, New York

By order of:   Scient Corporation
               860 Broadway
               New York, New York

Gentlemen:

               We hereby establish our irrevocable credit in your favor, for the account indicated above, for a sum or sums not exceeding in all $___________; available by your drafts at sight on us.

               Each draft must be accompanied by a statement signed by a general partner of Lautob Realty Company stating that: "The drawing is in accordance with a lease dated as of October __, 1998, as the same may have been amended, between Lautob Realty Company, as owner, and Scient Corporation, as tenant."

               All drafts under this Letter of Credit must bear on their face the clause "Drawn under [name of bank], New York, New York, Credit No ________."

               More than one drawing may be made under this Letter of Credit provided the aggregate amount of all such drawings does not exceed the aggregate amount of this Letter of Credit.

               This Letter of Credit may be transferred in its entirety by Lautob Realty Company or any transferee. Upon any such transfer, the drafts and the statement required by this Letter of Credit shall be signed by the transferee.

               This Letter of Credit shall be automatically extended for periods of one (1) year from the then relevant expiry date through December 31,2011, unless you are notified by us in writing at least thirty (30) days prior to each annual expiry date that this Letter of Credit is not being extended.

               We hereby agree with you that drafts drawn under and in accordance with this Letter of Credit will be duly honored upon presentation of documents as herein specified if presented at the office of [name and address of bank], no later than December 31, 1999, unless this date is automatically extended pursuant to this Letter of Credit, in which event such date shall be the then relevant expiry date.

               This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500.

                                    Very truly yours,

                                    __________________________
                                    Authorized Signature

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